UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 1, 2016

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on September 11, 2016, Potash Corporation of Saskatchewan Inc. (the “Company”) entered into an arrangement agreement with Agrium Inc., a corporation existing under the laws of Canada (“Agrium”), pursuant to which the Company and Agrium will combine their businesses (the “Arrangement”). The Arrangement will be implemented by way of a plan of arrangement under Section 192 of the Canada Business Corporation Act (the “CBCA”), and is subject to certain closing conditions. Assuming the Arrangement is completed, the Company and Agrium will become indirect, wholly-owned subsidiaries of a new parent company to be incorporated under the CBCA (“New Parent”) . The Arrangement is more fully described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2016.

The Company is filing this current report on Form 8-K to provide certain financial information with respect to Agrium and New Parent. The following financial information of Agrium is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference:

•	Independent Auditors’ Report of Registered Accounting Firm dated February 24, 2015;

•	Consolidated Statements of Operations for each of the two years in the period ended December 31, 2014;

•	Consolidated Statements of Comprehensive Income for each of the two years in the period ended December 31, 2014;

•	Consolidated Balance Sheets as at December 31, 2014 and December 31, 2013;

•	Consolidated Statements of Cash Flows for each of the two years in the period ended December 31, 2014;

•	Consolidated Statements of Shareholders’ Equity for each of the two years in the period ended December 31, 2014; and

•	Notes to the Consolidated Financial Statements.

The following financial information of Agrium is filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference:

•	Independent Auditors’ Report of Registered Accounting Firm dated February 24, 2016;

•	Consolidated Statements of Operations for each of the two years in the period ended December 31, 2015;

•	Consolidated Statements of Comprehensive Income for each of the two years in the period ended December 31, 2015;

•	Consolidated Balance Sheets as at December 31, 2015 and December 31, 2014;

•	Consolidated Statements of Cash Flows for each of the two years in the period ended December 31, 2015;

•	Consolidated Statements of Shareholders’ Equity for each of the two years in the period ended December 31, 2015; and

•	Notes to the Consolidated Financial Statements.

Attached hereto as Exhibit 23.1 is the consent of KPMG LLP, the independent auditors for Agrium, related to the above-referenced audited consolidated financial statements of Agrium filed as Exhibits 99.1 and 99.2 to this current report on Form 8-K.

The following unaudited consolidated financial statements of Agrium are filed as Exhibit 99.3 to this current report on Form 8-K and are incorporated herein by reference:

•	Consolidated Statements of Operations for the three months and nine months ended September 30, 2016 and 2015;

•	Consolidated Statements of Comprehensive Income for the three months and nine months ended September 30, 2016 and 2015;

•	Consolidated Balance Sheets as at September 30, 2016, September 30, 2015 and December 31, 2015;

•	Consolidated Statements of Cash Flows for the three and nine months ended September 30, 2016 and 2015;

•	Consolidated Statements of Shareholders’ Equity for the nine months ended September 30, 2016 and 2015; and

•	Notes to the Consolidated Financial Statements.

The following unaudited pro forma condensed combined financial information of New Parent, which presents the effect of the Arrangement on the combined historical financial statements of the Company and Agrium, is filed as Exhibit 99.4 to this current report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Statement of Financial Position as at September 30, 2016;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2015;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2016; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

In addition, the Company is filing this current report on Form 8-K to provide the computation of its ratio of earnings to fixed charges for the nine months ended September 30, 2016 and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, which is filed as Exhibit 12.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

12.1	Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 2016 and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011.

23.1	Consent of KPMG LLP.

99.1	Agrium Inc. Audited Consolidated Financial Statements as at December 31, 2014 and 2013 and for each of the two years in the period ended December 30, 2014, incorporated by reference to Exhibit 99.3 to Agrium Inc.’s Annual Report on Form 40-F for the year ended December 31, 2014.

99.2	Agrium Inc. Audited Consolidated Financial Statements as at December 31, 2015 and 2014 and for each of the two years in the period ended December 30, 2015, incorporated by reference to Exhibit 99.3 to Agrium Inc.’s Annual Report on Form 40-F for the year ended December 31, 2015.

99.3	Agrium Inc. Unaudited Consolidated Financial Statements as at September 30, 2016 and December 31, 2015 and for the three months and nine months ended September 30, 2016 and 2015, incorporated by reference to Exhibit 99.3 to Agrium Inc.’s Report of Foreign Private Issuer on Form 6-K filed on November 3, 2016.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of New Parent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Robert A. Kirkpatrick
Name:	Robert A. Kirkpatrick
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Dated: December 1, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

12.1	Computation of Ratio of Earnings to Fixed Charges for the nine months ended September 30, 2016 and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011.

23.1	Consent of KPMG LLP.

99.1	Agrium Inc. Audited Consolidated Financial Statements as at December 31, 2014 and 2013 and for each of the two years in the period ended December 30, 2014, incorporated by reference to Exhibit 99.3 to Agrium Inc.’s Annual Report on Form 40-F for the year ended December 31, 2014.

99.2	Agrium Inc. Audited Consolidated Financial Statements as at December 31, 2015 and 2014 and for each of the two years in the period ended December 30, 2015, incorporated by reference to Exhibit 99.3 to Agrium Inc.’s Annual Report on Form 40-F for the year ended December 31, 2015.

99.3	Agrium Inc. Unaudited Consolidated Financial Statements as at September 30, 2016 and December 31, 2015 and for the three months and nine months ended September 30, 2016 and 2015, incorporated by reference to Exhibit 99.3 to Agrium Inc.’s Report of Foreign Private Issuer on Form 6-K filed on November 3, 2016.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of New Parent.